Exhibit 99.1

For release: May 22, 2014, 6:00 a.m. ET	Contact:	Jack Isselmann, Public Relations
Mark Rittenbaum, Investor Relations
Ph: (503) 684-7000

Greenbrier announces alliance with Mitsubishi UFJ Lease & Finance

~ MUL plans to acquire $1 billion in leased railcars over multi-year period ~

~ Includes $100 million of leased railcars to be obtained by August ~

~ Accelerates Greenbrier lease syndication and asset management activities ~

Lake Oswego, Oregon, May 22, 2014 – The Greenbrier Companies, Inc. (NYSE:GBX) announced today it has entered an alliance with Mitsubishi UFJ Lease & Finance (MUL) through its subsidiary Greenbrier Leasing Company (GLC). MUL plans to acquire a portfolio of about $1 billion in leased railcar assets, both new and used, through the alliance with Greenbrier over a multi-year period. MUL has already commenced its acquisition activities and is expected to have secured in excess of $100 million in railcars by August 31, 2014. Greenbrier will also provide equipment management services for these railcar assets in support of MUL. The alliance builds on Greenbrier’s current relationship with MUL and longstanding commercial and financial relationships with other Mitsubishi UFJ Financial Group affiliates.

This alliance is consistent with Greenbrier’s strategy to reduce the amount of long term capital invested in its leasing business while driving more volume through its lease underwriting, syndication and asset management model, working with a select network of business partners and investors. The alliance is designed to create momentum for MUL’s rail portfolio acquisition strategy and rail car leasing business. The alliance with MUL connects GLC’s expertise in railcar leasing and asset management services with MUL’s reputation as a global leader in equipment finance, leasing and management across many asset classes. MUL is a key addition to a growing group of sophisticated leasing partners who engage with Greenbrier to originate and provide management services for high value transportation and energy related investments.

Through relationships like these, GLC has grown its leasing, underwriting, syndication and asset management business from less than $100 million in underwriting and syndication volume in fiscal 2011 to a projected total transaction volume of approximately $425 million in fiscal 2014. GLC is on pace towards its goal of doubling its aggregate annual transaction volume to $1 billion over the next several years.

“Greenbrier has a long and successful history of creating prosperous operating joint ventures, and partnering with customers, suppliers, and investors to our mutual benefit,” said William A. Furman, Chairman and CEO. “Our leasing and management services businesses continue to innovate and grow their offerings to serve a broad range of customers including leasing companies, shippers, railroads, investors and financial institutions. Currently the scope of our management services activity extends to almost 234,000 railcars. Our commitment to increasing our manufacturing capacity and expanding our range of products enables us to continue to serve those customers which purchase equipment directly, while expanding and diversifying our market reach through our partner network.”

“We are delighted to partner with MUL which shares GLC’s long-term view regarding the advantages of being in the business of North American rail leasing, supported by a robust service infrastructure. This is a natural extension of Greenbrier’s developing relationship with MUL,” said J.T. Sharp, president of GLC. “The Leasing & Services strategy we’ve undertaken is central to Greenbrier as it strengthens our integrated business model and creates synergies with both our Manufacturing and our Wheels, Repair & Parts businesses.”

Greenbrier, (www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading supplier of transportation equipment and services to the railroad industry. Greenbrier builds new railroad freight cars in its four manufacturing facilities in the U.S. and Mexico and marine barges at its U.S. facility. It also repairs and refurbishes freight cars and provides wheels and railcar parts at 37 locations across North America. Greenbrier builds new railroad freight cars and refurbishes freight cars for the European market through both its operations in Poland and various subcontractor facilities throughout Europe. Greenbrier owns approximately 8,800 railcars, and performs management services for approximately 234,000 railcars.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including statements regarding expected new railcar production volumes and schedules, expected customer demand for the Company’s products and services, plans to increase manufacturing capacity, restructuring plans, new railcar delivery volumes and schedules, growth in demand for the Company’s railcar services and parts business, and the Company’s future financial performance. Greenbrier uses words such as “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from in the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog is not indicative of our financial results; turmoil in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of our indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, inefficiencies associated with expansion or start-up of production lines or increased production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed our insurance coverage; train derailments or other accidents or claims that could subject us to legal claims; actions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other rail car regulation; and interruption of our manufacturing operations as a result of lease termination or expiration; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended August 31, 2013, and our other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, we do not assume any obligation to update any forward-looking statements.